Exhibit No. 99.3
HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated balance sheet as of September 30, 2020, is presented to reflect the adjustments to our historical consolidated balance sheet as of September 30, 2020, as if the acquisitions of the preferred equity interests described in this Form 8-K/A were completed on September 30, 2020. The unaudited pro forma combined consolidated statements of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019, are presented to reflect adjustments to our historical statements of operations, as if the acquisitions of the preferred equity interests were completed on January 1, 2019. Further explanation and details concerning the pro forma adjustments are included in the notes accompanying the unaudited pro forma consolidated financial statements.

Exhibit No. 99.3

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2020
(AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)

		Pro forma Preferred Equity Portfolio Acquisitions		Adjustment for Utility Scale Equity Acquired before September 30, 2020	Pro forma
	September 30, 2020	Utility Scale	Distributed Generation		September 30, 2020	Notes
Assets	(unaudited)				(unaudited)
Cash and cash equivalents	$881,487	$(540,000)	$(93,000)	$152,369	$400,856	A
Equity method investments	718,793	540,000	93,000	(152,369)	1,199,424	B
Government receivables	250,914				250,914
Commercial receivables, net of allowance of $31 million	848,520				848,520
Real estate	359,948				359,948
Investments	51,638				51,638
Securitization assets	146,549				146,549
Other assets	86,649				86,649
Total Assets	$3,344,498	$—	$—	$—	$3,344,498
Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$56,843				$56,843
Credit facilities	22,565				22,565
Non-recourse debt (secured by assets of $724 million)	599,958				599,958
Senior unsecured notes	1,278,844				1,278,844
Convertible notes	288,551				288,551
Total Liabilities	2,246,761	—	—	—	2,246,761
Stockholders’ Equity:
Preferred stock, par value $0.01 per share, 50,000,000 shares authorized, no shares issued and outstanding	—				—
Common stock, par value $0.01 per share, 450,000,000 shares authorized, 74,252,973 shares issued and outstanding	743				743
Additional paid in capital	1,282,744				1,282,744
Accumulated deficit	(202,914)				(202,914)
Accumulated other comprehensive income (loss)	11,474				11,474
Non-controlling interest	5,690				5,690
Total Stockholders’ Equity	1,097,737	—	—	—	1,097,737
Total Liabilities and Stockholders’ Equity	$3,344,498	$—	$—	$—	$3,344,498

See accompanying notes.

Exhibit No. 99.3

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020
(AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)

	For the nine months ended September 30, 2020	Pro forma Preferred Equity Portfolio Acquisitions		Adjustment for Utility Scale Equity Acquired before September 30, 2020	Pro forma
		Utility Scale	Distributed Generation		For the nine months ended September 30, 2020	Notes
Revenue	(unaudited)				(unaudited)
Interest income	$71,046				$71,046
Rental income	19,408				19,408
Gain on sale of receivables and investments	34,449				34,449
Fee income	13,115				13,115
Total revenue	138,018	—	—	—	138,018
Expenses
Interest expense	65,884	17,874			83,758	C
Provision for loss on receivables	5,629				5,629
Compensation and benefits	27,223				27,223
General and administrative	11,181				11,181
Total expenses	109,917	17,874	—	—	127,791
Income before equity method investments	28,101	(17,874)	—	—	10,227
Income (loss) from equity method investments	32,505	(24,879)		—	7,626	D
Income (loss) before income taxes	60,606	(42,753)	—	—	17,853
Income tax benefit (expense)	(2,860)	8,978		—	6,118	E
Net income (loss)	57,746	(33,775)	—	—	23,971
Net income (loss) attributable to non-controlling interest holders	255	(149)		—	106	F
Net income (loss) attributable to controlling stockholders	$57,491	$(33,626)	$—	$—	$23,865
Basic earnings (loss) per common share	$0.80	$(0.47)	$—	$—	$0.33	G
Diluted earnings (loss) per common share	$0.78	$(0.46)	$—	$—	$0.32	G
Weighted average common shares outstanding—basic	71,376,004				71,376,004
Weighted average common shares outstanding—diluted	72,644,626				72,644,626

See accompanying notes.

Exhibit No. 99.3

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019
(AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)

	For the year ended December 31, 2019	Pro forma Preferred Equity Portfolio Acquisitions			Pro forma
		Utility Scale	Distributed Generation	Financing of Acquisitions	For the year ended December 31, 2019	Notes
Revenue					(unaudited)
Interest income	$76,200				$76,200
Rental income	25,884				25,884
Gain on sale of receivables and investments	24,423				24,423
Fee income	15,074				15,074
Total revenue	141,581	—	—	—	141,581
Expenses
Interest expense	64,241			39,930	104,171	H
Provision for loss on receivables	8,027				8,027
Compensation and benefits	28,777				28,777
General and administrative	14,693				14,693
Total expenses	115,738	—	—	39,930	155,668
Income before equity method investments	25,843	—	—	(39,930)	(14,087)
Income (loss) from equity method investments	64,174	20,685			84,859	D
Income (loss) before income taxes	90,017	20,685	—	(39,930)	70,772
Income tax benefit (expense)	(8,097)	(4,344)		8,385	(4,056)	E
Net income (loss)	81,920	16,341	—	(31,545)	66,716
Net income (loss) attributable to non-controlling interest holders	356	71		(137)	290	I
Net income (loss) attributable to controlling stockholders	$81,564	$16,270	$—	$(31,408)	$66,426
Basic earnings (loss) per common share	$1.25	$0.25	$—	$(0.49)	$1.01	G
Diluted earnings (loss) per common share	$1.24	$0.25	$—	$(0.48)	$1.01	G
Weighted average common shares outstanding—basic	63,916,440				63,916,440
Weighted average common shares outstanding—diluted	64,771,491				64,771,491

See accompanying notes.

Exhibit No. 99.3
HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

A.Utilized funds available from operations and prior Senior unsecured notes issued to finance these acquisitions and other investments. Adjusted for $152 million of preferred equity acquisitions made prior to September 30, 2020.
B.Pro forma total acquisitions of preferred equity interest in the Utility Scale and Distributed Generation Portfolios. Adjusted for $152 million of preferred equity acquisitions made prior to September 30, 2020.
C.The financing of the Utility Scale and Distributed Generation preferred equity investments were financed in part through the issuance of the Senior unsecured notes. These notes were also used to partially finance other investments made by the Company. Pro forma interest expense was computed for the nine months ended September 30, 2020, as if the Senior unsecured notes were outstanding for the entire nine months ended September 30, 2020.

	Principal	Effective rates	Pro forma Interest
	($ in thousands)		($ in thousands)
2025 Notes	$400,000	6.28%	$18,840
2030 Notes	375,000	3.95%	11,107
Total Borrowings	$775,000	5.15%	29,947
	Less actual interest expense for these notes during 2020		(12,073)
	Incremental pro forma interest expense adjustment		$17,874

D.The Company's pro forma share of preferred equity earnings. The loss from the investments in 2020 and income in 2019 were due primarily to net unrealized losses and gains, respectively, from the mark-to-market of the project company customer power purchase agreements.
E.Income tax (expense) benefit accrual at federal statutory rate of 21%.
F.Non-controlling interest is approximately 0.44% of the Company’s earnings during the applicable period.
G.Represents the pro forma net income (loss) for controlling stockholders divided by the applicable basic or diluted weighted average common shares outstanding for the period.
H.Pro forma interest expense for the full year 2019 as if the Senior unsecured notes issuances used to partially finance these acquisitions among others occurred on January 1, 2019.

	Principal	Effective rates	Pro forma Interest
	($ in thousands)		($ in thousands)
2025 Senior Unsecured Notes	$400,000	6.28%	$25,120
2030 Senior Unsecured Notes	375,000	3.95%	14,810
Total Borrowings	$775,000	5.15%	$39,930

I.Non-controlling interest is approximately 0.43% of the Company’s earnings during the applicable period.